SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

               Environmental Tectonics Corporation
        (Name of Registrant as Specified In Its Charter)


  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii),14a-6(i)(1), or
     14a-6(i)(2).
[ ] Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: n/a
     2) Aggregate number of securities to which transaction applies: n/a
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11./1/
     4) Proposed maximum aggregate value of transaction: n/a
     5) Total fee paid:  n/a

[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.
     1) Amount previously paid:
     2) Form, Schedule, or Registration Statement No.:
     3) Filing party:
     4) Date filed:
________________________
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

               ENVIRONMENTAL TECTONICS CORPORATION




            _________________________________________

            Notice of Annual Meeting of Shareholders
                       September 30, 1998
            _______________________________________


The Annual Meeting of the Shareholders of Environmental Tectonics
Corporation will be held at the offices of the Company, County
Line Industrial Park, Southampton, Pennsylvania on Wednesday,
September 30, 1998, at 10:00 a.m. (eastern time) for the following purposes:

1. To elect five directors to serve until their successors have been elected and qualified.

2.   To act upon the Environmental Tectonics Corporation 1998
     Stock Option Plan (the "Stock Option Plan")

3. To transact such other business as may properly come before the meeting.

The record date for determination of shareholders entitled to notice of and to vote at the meeting is August 28, 1998.


By Order of the Board of Directors

    ANN M. ALLEN, Secretary



________________________

Whether or not you expect to attend the meeting, please sign and date the enclosed proxy and return it promptly in order that your stock may be voted. If you attend the meeting, you may withdraw your proxy and vote in person.

               ENVIRONMENTAL TECTONICS CORPORATION
                   County Line Industrial Park
                Southampton, Pennsylvania  18966
-----------------------------------------------------------------
                         PROXY STATEMENT
                               FOR
                 ANNUAL MEETING OF SHAREHOLDERS

                       September 30, 1998
-----------------------------------------------------------------
                             GENERAL

     Solicitation of Proxies

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Environmental Tectonics Corporation, a Pennsylvania corporation (the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. (eastern time) on Wednesday, September 30, 1998, at the Company's executive offices at County Line Industrial Park, Southampton, Pennsylvania 18966 and at any adjourned meeting thereof (the "Annual Meeting").
This Proxy Statement and accompanying form of proxy are being first sent or given to security holders on or about September 11, 1998. In addition to the use of the mails, directors, officers and employees of the Company may solicit proxies personally or by telephone. The expense of soliciting proxies will be borne by the Company.

                         USE OF PROXIES

     Voting and Revocation of Proxies

     When a proxy in the enclosed form is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" the election, as directors, of the Board of Directors' nominees and "FOR" the approval of the Stock Option Plan. Signed proxies will be voted "FOR" or "AGAINST" any other matter that properly comes before the Annual Meeting or any adjournment thereof, in the discretion of the persons named as proxyholders. Any such proxy may be revoked at any time before its exercise by (i) executing and delivering a later dated proxy to the Secretary of the Company,
(ii) giving written notice of revocation to the Secretary of the Company, or (iii) by voting in person at the Annual Meeting. The mailing address of the Company is County Line Industrial Park, Southampton, Pennsylvania 18966.
  <PAGE 3>
     Voting Securities, Record Date and Quorum

     The close of business on August 28, 1998, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 3,076,331 shares of Common Stock, par value $.10 per share ("Common Stock") and 25,000 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock"). The holders of Series A Preferred Stock shall vote together with holders of the Common Stock as a single class for all matters submitted to a vote of the shareholders of the Company. The holders of Series A Preferred Stock are also entitled to vote as a separate class to elect one director (the "Preferred Director") in addition to the four directors elected by holders of Series A Preferred Stock and holders of the Common Stock voting as a single class. Each share of Common Stock is entitled to one vote on all matters coming before the Annual Meeting. The holders of Common Stock are not entitled to cumulate votes in elections of directors. Each share of Series A Preferred Stock is entitled to 13.33 votes at the Annual Meeting, which equals the number of shares of Common Stock into which each share of Series A Preferred Stock may be converted (the "Conversion Ratio"). The Conversion Ratio is calculated by dividing $100 by the conversion price (the "Conversion Price"). The Conversion Price as of the date of this Proxy Statement is $7.50. The Conversion Price is subject to adjustment under certain circumstances.

     The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast shall constitute a quorum at the Annual Meeting. Abstentions with respect to one or more proposals voted upon at the Annual Meeting will be included for purposes of determining a quorum for the Annual Meeting.

     Principal Shareholders

     The following table sets forth information, as of the Record
Date, as to beneficial owners, either directly or indirectly, of 5% or more of the outstanding shares of the Common Stock.

                                        Amount and
                                        Nature of      Percent
                                        Beneficial    of Common
Name and Address of Beneficial Owner    Ownership       Stock

William F. Mitchell (1)(2)              928,949         30.2%
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA  18966

Pete L. Stephens, M.D. (2)(3)           325,100(4)      10.6%
1150 Eleni Lane
West Chester, PA  19382  <PAGE 4>

Craig MacNab (2)(3)                     499,660(5)      14.0%
c/o Tandem Capital, Inc.
500 Church Street Suite 200
Nashville, TN 37219

Sirrom Capital Corporation              499,660(5)      14.0%
500 Church Street, Suite 200
Nashville, TN  37219

____________________

(1) Chairman of the Board, President and Director of the Company. Shares of Common Stock include 100,000 held by
     Mr. Mitchell's wife.

(2) Nominee of the Board of Directors of the Company for election, as Director, of the Company at the Annual Meeting.

(3)  Director of the Company.

(4) Includes 9,000 shares of Common Stock held by or for the benefit of Dr. Stephens' wife and two of his children.

(5) Shares listed for Craig MacNab and Sirrom Capital Corporation ("Sirrom") are the shares beneficially owned by Sirrom. Craig MacNab is President of Tandem Capital, Inc., a wholly-owned subsidiary of Sirrom. These shares include 333,250 shares of Common Stock underlying 25,000 shares of Series A Preferred Stock that are presently convertible and 166,410 shares of Common Stock underlying a presently exercisable warrant to purchase shares of Common Stock.

     Security Ownership of Management

     The following table sets forth, as of the Record Date, the number of shares and percentage of the Company's Common Stock owned beneficially by each director, each nominee for director, and each named executive officer set forth in the Summary Compensation Table. The table also sets forth the holdings of all directors and executive officers as a group.

                                        Amount and
                                        Nature of      Percent
                                        Beneficial    of Common
Name and Address of Beneficial Owner    Ownership       Stock

William F. Mitchell (1)(2)               928,949(8)     30.2%
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA  18966

Pete L. Stephens, M.D. (2)(3)            325,100(4)     10.6%
1150 Eleni Lane
West Chester, PA  19382  <PAGE 5>

Richard E. McAdams (2)(3)                 15,526(5)       *
c/o Environmental Tectonics
  Corporation
County Line Industrial Park
Southampton, PA  18966

Philip L. Wagner, Ph.D. (2)(3)             6,000(6)       *
Chadds Ford Technologies, Inc.
P.O. Box 377
Chadds Ford, PA  19317

Craig MacNab (2)(3)                      499,660(7)     14.0%
c/o Tandem Capital, Inc.
500 Church Street Suite 200
Nashville, TN 37219

All directors and executive            1,775,235(8)     49.6%
  officers as a group (7 persons)

* less than 1%
____________________

(1) Chairman of the Board, President and Director of the Company. Shares of Common Stock include 100,000 shares held by Mr. Mitchell's wife.

(2) Nominee of the Board of Directors of the Company for election, as Director, of the Company at the annual Meeting.

(3)  Director of the Company.

(4) Includes 9,000 shares of Common Stock held by or for the benefit of Dr. Stephens' wife and two of his children.

(5) Includes options to purchase 1,000 shares of Common Stock held under the Company's Incentive Stock Option Plan which are presently exercisable.

(6) Includes 4,000 shares of Common Stock held by or for the benefit of Dr. Wagner's wife.

(7) Shares listed for Craig MacNab are the shares beneficially owned by Sirrom. Craig MacNab is President of Tandem Capital, Inc., a wholly-owned subsidiary of Sirrom. These shares include 333,250 shares of Common Stock underlying 25,000 shares of Series A Preferred Stock that are presently convertible and 166,410 shares of Common Stock underlying a presently exercisable warrant to purchase shares of Common Stock.

(8) Includes options to purchase 1,000 shares of Common Stock held under the Company's Incentive Stock Option plan that are presently exercisable.

                      ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors of the Company shall consist of not less than three nor more than ten directors. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors. The Board of Directors of the Company has fixed the number of directors at five directors.

     At the 1998 Annual Meeting, five directors shall be elected to serve for a one-year term and until their successors are elected and qualified. The holders of the Common Stock and the holders of the Series A Preferred Stock shall vote as a single class to elect four of the five directors to be elected at the Annual Meeting. The holders of the Series A Preferred Stock are entitled to vote as a separate class to elect the Preferred Director.

     Unless otherwise instructed, the Board of Directors' proxyholders will vote the proxies received "FOR" the election of the five Board of Directors' nominees named below. If any nominee should become unable to serve for any reason, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Company shall determine. The Board of Directors has no reason to believe that any of the nominees named will be unable to serve, if elected.

     There is no cumulative voting for the election of directors. Each share of Common Stock is entitled to cast one vote for each nominee. Each share of Series A Preferred Stock is entitled to the number of votes which equals the Conversion Ratio. See "GENERAL -- Voting Securities, Record Date and Quorum."

     In the event that either (i) the Company fails pay to a $2.75 per share quarterly dividend to the holders of the Series A Preferred Stock (the "Preferred Dividend") for six consecutive quarters or (ii) the aggregate amount of accumulated and unpaid Preferred Dividends totals $16.50 per share, the holders of the Series A Preferred Stock shall have the right immediately to elect that number of members to the Board of Directors as shall constitute a majority of the Board of Directors. As of the Record Date, the Company has paid the holders of the Preferred Stock all dividends as required by the terms of the Preferred Stock.

     The four nominees who receive the highest number of votes cast by the holders of the Common Stock and the Series A Preferred Stock voting as a single class at the Annual Meeting will be elected as directors. The nominee who receives the highest number of votes cast by the holders of the Series A Preferred Stock voting as a separate class at the Annual Meeting will be elected as the Preferred Director. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Annual Meeting. <PAGE 7>

     The following table sets forth certain information with respect to the Board of Directors' nominees for director. Each of the following nominees presently serves as a director of the Company.

                                                Principal
                                               Occupations
                                  Served as    and Positions
                                 Director     and Offices
Name                        Age    Since   with the Company

William F. Mitchell(1)       57    1969    Chairman of the Board,
                                           President and Director

Richard E. McAdams(2)        63    1985    Executive Vice
                                           President and Director

Philip L. Wagner, Ph. D.(3)  62    1993    Director

Pete L. Stephens, M.D.(4)    61    1974    Director

Craig MacNab(5)              42    1997    Director
(Preferred Director)
____________________

(1) Mr. Mitchell has been Chairman of the Board, President and Chief Executive Officer of the Company since 1969, except for the period from January 24, 1986 through January 24, 1987, when he was engaged principally in soliciting sales for the Company's products in the overseas markets.

(2) Mr. McAdams has been with the Company since 1970. He became a Vice President in 1978, and an Executive Vice President in
     1990, with responsibility for contract administration.

(3) Dr. Wagner is an organic chemist with over 30 years of diversified experience managing research and development and new business development at E.I. du Pont de Nemours &
     Company.  In November 1992, he founded Chadds Ford
     Technologies, Inc., a consulting firm.  He is currently
     President of Chadds Ford Technologies, Inc.

(4) Dr. Stephens has been a physician engaged in the private practice of medicine for over 30 years.

(5) Craig MacNab has served as Director of the Company since June 1997. Since January 1997, Mr. MacNab has been the President of Tandem Capital, Inc., a subsidiary of Sirrom, which makes investments in micro-cap public companies. From 1993 to 1996, Mr. MacNab served as the general partner of MacNiel Advisors, Inc., the general partner of three private funds that invested in the publicly traded securities of small public companies. From 1987 to 1993, Mr. MacNab was a partner of J.C. Bradford & Co., a regional brokerage firm, jointly responsible for the merger and acquisition <PAGE 8> department and a private mezzanine capital fund. From 1981 to 1987, Mr. MacNab was employed by Lazard Freres & Co.
     Mr. MacNab is also a director of JDN Realty, Smart Choice Automotive Group and Teltronics, Inc.

     During the year ended February 27, 1998, the Company had an Audit Committee and a Compensation Committee. The Audit Committee is charged with reviewing and overseeing the Company's financial systems and internal control procedures and conferring with the Company's independent accountants with respect thereto. The Compensation Committee is charged with reviewing the compensation of officers and key personnel. During the year ended February 27, 1998, Messrs. Mitchell, Stephens and Wagner served on the Audit Committee and Messrs. Stevens, Wagner and McNab served on the Compensation Committee. The Company does not have a standing nominating committee.

     During the year ended February 27, 1998 the Board of Directors held five meetings and the Audit and Compensation Committees each held one meeting. All Members of the Board attended all of the meetings of the Board held while they were members of the Board. All Members of the Audit and Compensation Committees attended all meetings of the Committees held while they were members thereof.

             COMPENSATION OF DIRECTORS AND OFFICERS

     The following table sets forth compensation paid by the Company to the Chief Executive Officer for services rendered during fiscal years 1998, 1997 and 1996. There are no other executive officers whose total annual salary and bonus exceeded $100,000 for such fiscal years. The footnotes to the table provide additional information concerning the Company's compensation and benefit programs.

                   SUMMARY COMPENSATION TABLE

                                    Annual Compensation

                                                     Other
Name and                                             Annual       All Other
Principal          Fiscal                         Compensation  Compensation
Position            Year    Salary($)   Bonus($)     ($)(1)        ($)(2)
William F.         1998    $178,450        0           0           $3,876
Mitchell           1997     113,780        0           0            2,731
President and      1996     119,531        0           0            2,473
Chief Executive
Officer

___________________

(1) The Company's executive officers receive certain perquisites. For fiscal years 1998, 1997 and 1996, these perquisites received by Mr. Mitchell did not exceed the lesser of $50,000 or 10% of his salary and bonus. <PAGE 9>

(2) These amounts represent the Company's contribution to the Retirement Savings Plan.

     Directors of the Company who are not officers of the Company are paid $600 for Board of Directors meetings which they attend.
Additional compensation is not paid for committee meetings.

              COMPLIANCE WITH SECTION 16(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) Forms they file. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the Company's proxy statement.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended February 27, 1998, the Company's directors, officers and greater than ten percent beneficial owners complied with all applicable filing requirements.

                       PROPOSAL TO APPROVE
             THE ENVIRONMENTAL TECTONICS CORPORATION
                     1998 STOCK OPTION PLAN

Description of the 1998 Stock Option Plan

     The Board of Directors of the Company (the "Board") has adopted the 1998 Stock Option Plan, subject to shareholder approval, for the purpose of helping the Company attract, retain and motivate talented employees and to induce selected individuals to make substantial contributions to the success of its business.

     Shareholders have previously authorized grants of options to employees under the 1988 Incentive Stock Option Plan (the "1988 Stock Option Plan"). The 1988 Stock Option Plan expired by its terms on August 24, 1998, and no further options may be granted thereunder.

     The adoption of the Stock Option Plan should have a positive effect on the Company's ability to attract, motivate and retain employees of outstanding leadership and management ability. By encouraging ownership of Common Stock by those who play significant roles in the Company's success, the Stock Option Plan will have the effect of more closely aligning the interests of the Company's executive management team with those of its shareholders. Management believes this improves the performance of the Company and its subsidiaries and, by doing so, serves the interests of the Company and its shareholders.

     The principal features of the Stock Option Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Stock Option Plan which is appended as Exhibit "A" to this Proxy Statement.

     The Stock Option Plan authorizes a committee (the "Committee") of the Board to grant options for the purchase of up to 500,000 shares of Common Stock. The Committee has the authority to grant options under the Stock Option Plan, subject to the ratification of a majority of the disinterested members of the Board. Eligible employees will be selected to receive a grant of options based upon the recommendation of the Company's chief executive officer (except as to himself). Under the Stock Option Plan, the Committee will determine the vesting schedule with respect to the exercisability of the options granted. Any shares as to which an option expires, lapses unexercised, or is terminated or canceled, may be subject to a new option. The Stock Option Plan authorizes the Committee to otherwise administer and interpret the Stock Option Plan, subject to the ratification of a majority of disinterested members of the Board.

     The Committee will be composed of at least two members of the Board who serve at the discretion of the Board. Members of the Committee are each required to be "non-employee directors" as
<PAGE 11> such term is defined under the rules and regulations adopted by the Securities and Exchange Commission and "outside directors" as such term is defined in Section 162(m) of the Code.

     Under the Stock Option Plan, both incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) and nonqualified stock options may be granted to eligible employees of the Company and its subsidiaries. No person who owns immediately before the grant of an incentive stock option, directly or indirectly, more than 10 percent of the total combined voting power of all classes of Common Stock, is eligible for the grant of an incentive stock option, unless such option (i) is limited to a term of not more than five years, and (ii) contains an exercise price of 110% of the fair market value of the related Common Stock on the grant date.

     The exercise price for options granted under the Stock Option Plan will be the fair market value of the stock underlying the option on the date the option is granted; provided, however, that the exercise price for options granted to an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company (a "10% Shareholder") will be 110% of the fair market value of the stock underlying the option on the date the option is granted. Therefore, no dollar value or gain to the optionee is possible without appreciation in the stock price after the date the option is granted.

     Incentive stock options granted under the Stock Option Plan may be exercised for 10 years after the date of grant; provided, however, that each incentive stock option granted to a 10% Shareholder may be exercised for 5 years after the date of grant. Nonqualified stock options granted under the Stock Option Plan may be exercised for 10 years and 1 month after the date of grant. The aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. No eligible employee may receive option grants in excess of 100,000 shares under the Stock Option Plan in any twelve month period. No option may be transferred by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable during the optionee's lifetime only by the optionee.

     Under the Stock Option Plan, in the event of an optionee's retirement, incentive stock options lapse at the earlier of three months from the date of retirement or the term of the option, while nonqualified options may continue to be exercised during the term of the option up to 24 months, at the discretion of the Committee, from the date of retirement. In the event of the termination of an optionee's options due to death or disability, the optionee's options may be exercised until the earlier of the term of the option or six months after such termination of employment. <PAGE 12>

     If an event of "Cause" occurs with respect to an optionee, all options granted to such optionee are forfeited immediately. Under the Stock Option Plan, termination for "Cause" means that an optionee (i) is convicted of, or enters a plea of nolo contendere to, a felony, a crime of fraud or other dishonesty with respect to the Company, a subsidiary or any successor to either, or (ii) wilfully fails to follow the lawful instructions of the Board after receipt by the optionee of written notice of such instructions, other than a failure resulting from the optionee's incapacity due to physical or mental illness. If an optionee's employment is terminated other than as a result of death, disability or retirement and there is no event of "Cause," all options lapse as of the date of termination.

     At the election of the holder of a nonqualified option and subject to the rules established by the Committee, any required withholding taxes may be satisfied, in whole or in part, by the Company withholding shares of Common Stock issued on the exercise of a nonqualified stock option which have a fair market value equal to or less than any required withholding taxes.

     The Board may amend, suspend or terminate the Stock Option Plan at any time without shareholder approval, subject to the requirements of applicable securities and corporate laws; provided, however, that the Board may not terminate, modify or amend the Stock Option Plan with respect to any outstanding option or impair or cancel any outstanding option without the consent of the affected optionee.

Tax Consequences

     The Stock Option Plan permits eligible employees of the Company and its subsidiaries to receive grants of incentive stock options, which qualify for certain tax benefits. In addition, the Stock Option Plan permits eligible employees of the Company to receive grants of nonqualified stock options, which do not qualify for such tax benefits.

     The Stock Option Plan is not a qualified plan under Code
Section 401 (a). the Company has been advised that under the Code, the following federal income tax consequences will result when incentive stock options or nonqualified stock options, or any combination thereof, are granted or exercised, although the following is not intended to be a complete statement of the applicable law.

     Incentive Stock Options. An optionee generally will not be deemed to receive any income for federal tax purposes at the time an incentive stock option is granted, nor will the Company be entitled to a tax deduction at that time. Upon the sale or exchange of the shares at least two years after the grant of the option and one year after receipt of the shares by the optionee upon exercise, the optionee will recognize long-term capital gain or loss upon the sale of such shares equal to the difference between the amount realized on such sale and the exercise price.
<PAGE 13>

     If the foregoing holding periods are not satisfied or the option is exercised more than three months after the optionee's employment with the Company has terminated, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. If the sale price exceeds the fair market value on the date of exercise, the gain in excess of the ordinary income portion will be treated as either long-term or short-term capital gain, depending on whether the stock has been held for more than 12 months on the date of sale. Any loss on disposition is a long-term or short-term capital loss, depending upon whether the optionee had held the stock for more than 12 months. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is a director or 10 percent shareholder of the Company or an officer of the Company subject to Section 16(b) of the Securities Exchange Act of 1934. If the Company cancels an option, the optionee recognizes income to the extent of the amount paid by the Company to cancel the option over the optionee's basis in such option, if any. The tax rate applicable to any capital gain treatment depends on the number of months the property is held prior to its disposition and the tax bracket of the optionee.

     No income tax deduction will be allowed the Company with respect to shares purchased by an optionee upon the exercise of an incentive stock option, provided that such shares are held at least two years after the date of grant and at least one year after the date of exercise. However, if the holding periods are not satisfied, the Company may deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares.

     The exercise of an incentive stock option and the sale of stock acquired by such exercise could subject an optionee to alternative minimum tax liability for federal income tax purposes.

     Nonqualified Stock Options. An optionee will not be deemed to receive any income for federal tax purposes at the time a nonqualified stock option is granted, nor will the Company be entitled to a tax deduction at that time. At the time of exercise, however, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares at the time of exercise of the option over the option price of such shares. The Company is allowed a federal income tax deduction in an amount equal to the ordinary income recognized by the optionee due to the exercise of a non-qualified stock option at the time of such recognition by the optionee.

     Stock-for-Stock Exchange. An optionee who exchanges "statutory option stock" of the Company in payment of the
<PAGE 14> purchase price upon the exercise of an incentive stock option will be deemed to make a "disqualifying disposition" of the statutory option stock so transferred unless the applicable holding requirements (two years from the date of the grant and one year after the exercise of an incentive option) with respect to such statutory option stock are met after the exercise of incentive stock options but also upon the exercise of qualified stock options and stock acquired under certain other stock purchase plans. If an optionee exercises nonqualified stock options by exchanging previously-owned statutory option stock, the Internal Revenue Service has ruled that the optionee will not recognize gain on the disposition of the statutory option stock (assuming the holding period requirements applicable to such statutory option stock have been satisfied) because of the non-recognition rule of Code Section 1036.

     No grant of options under the proposed Stock Option Plan has been made, and no options would have been granted under the Stock
Option Plan during the Company's fiscal year ended February 27, 1998 had the Plan been in effect.

     If the Stock Option Plan is approved by the shareholders, the Company anticipates that the Plan will be registered with the Securities and Exchange Commission and with any applicable state securities commission where registration is required. The cost of such registrations will be borne by the Company.

     As provided above, only key employees of the Company and its subsidiaries will be eligible to receive stock options under the Stock Option Plan at the discretion of the Board.

Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
 FOR ADOPTION OF THE STOCK OPTION PLAN. The affirmative vote of a majority of all votes cast at the Annual Meeting is required to adopt the Stock Option Plan. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Annual Meeting. All proxies will be voted "FOR" adoption of the Stock Option Plan unless a shareholder specifies to the contrary on such shareholder's proxy card.

                     THE COMPANY'S AUDITORS

     Under the Company's Bylaws and the governing law, authority to select the Company's independent accountants rests with the Board of Directors. Such selection is made through formal act of the Board of Directors. It has not been and is not the Company's policy to submit selection of its auditors to the vote of the shareholders because there is no legal requirement to do so. Grant Thornton LLP was the Company's auditors for the fiscal years ended February 28, 1997 and February 27, 1998. Auditors have not been selected for the current fiscal year. A representative of Grant Thornton is expected to be present at the Annual Meeting and will be given an opportunity to make a statement to the shareholders, if he desires to do so. Such representative will also be available to answer appropriate questions from shareholders.

                     SOLICITATION OF PROXIES

     The Company has provided proxy materials to brokers, custodians, nominees, and fiduciaries and requested that such materials be forwarded to the beneficial owners of stock registered in the names of such brokers, custodians, nominees, and fiduciaries. In addition, solicitation of proxies may be made by officers, directors, and regular employees of the Company by personal interview, mail, telephone, and telegraph. The cost of soliciting proxies and related services will be borne by the Company.

                      SHAREHOLDER PROPOSALS

     Proposals which shareholders desire to have included in the Proxy Statement for the 1999 Annual Meeting of Shareholders must be received at the Company's executive offices, County Line Industrial Park, Southampton, Pennsylvania 18966 on or before May 14, 1999.

                          OTHER MATTERS

     The Company knows of no other business which will be presented for consideration at the meeting. However, if other matters come before the meeting, it is the intention of the proxyholders to vote upon such matters as they, in their discretion, may determine.

     The Company's Annual Report to the Shareholders for the year ended February 27, 1998, is enclosed. Each person solicited hereunder can obtain a copy of the Company's Annual Report on Form 10-K for the year ended February 27, 1998, as filed with the Securities and Exchange Commission, without charge, except for exhibits to the report, by sending a written request to
<PAGE 16> Environmental Tectonics Corporation, County Line
Industrial Park, Southampton, Pennsylvania 18966, Attention:
Ann M. Allen, Secretary.

By Order of the Board of Directors
     ANN M. ALLEN, Secretary
___________________________

                            EXHIBIT A

              ENVIRONMENTAL TECTONICS CORPORATION
                     1998 STOCK OPTION PLAN
  PAGE A1

                        TABLE OF CONTENTS


 ARTICLE                                                     PAGE

Article 1.    PURPOSE OF THE PLAN; TYPE OF OPTIONS.......

Article 2.    DEFINITIONS................................

Article 3.    ADMINISTRATION OF THE PLAN.................

Article 4.    COMMON STOCK SUBJECT TO THE PLAN...........

Article 5.    STOCK OPTIONS..............................

Article 6.    ELIGIBILITY................................

Article 7.    TERM, VESTING AND EXERCISE OF OPTIONS......

Article 8.    TERMINATION OF EMPLOYMENT..................

Article 9.    ADJUSTMENT PROVISIONS......................

Article 10.   GENERAL PROVISIONS.........................
  PAGE A2

ARTICLE 1.  PURPOSE OF THE PLAN; TYPE OF OPTIONS

     1.1 Purpose. The Environmental Tectonics Corporation 1998 Stock Option Plan is intended to provide selected Employees of Environmental Tectonics Corporation and its Subsidiaries an opportunity to acquire Common Stock of the Corporation. The Plan is designed to help the Corporation attract, retain and motivate talented employees and to induce selected individuals to make substantial contributions to the success of its business.

     1.2 Stock Options to be Granted. Incentive Stock Options and Nonqualified Stock Options may be granted within the limitations of the Plan herein described.


ARTICLE 2.  DEFINITIONS

     2.1 "Agreement" means the written instrument evidencing the grant of an Option. A Participant may be issued one or more
Agreements from time to time, reflecting one or more Options.

     2.2 "Board" means the Board of Directors of the Corporation.

     2.3 "Cause" means that an Optionee (i) is convicted of, or enters a plea of nolo contendere to, (A) a felony or (B) a crime of fraud or other dishonesty with respect to the Corporation, a Subsidiary, or any successor to either, or (ii) wilfully fails to follow the lawful instructions of the Board after the Optionee's receipt of written notice of such instructions, other than a failure resulting from the Optionee's incapacity because of physical or mental illness.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended and as the same may hereafter be amended, and the regulations promulgated thereunder.

     2.5 "Committee" means the Committee which the Board appoints to administer the Plan in accordance with the provisions of Section 3.1.

     2.6 "Common Stock" means the common stock of the Corporation ($0.10 par value) as described in the Corporation's
Articles of Incorporation, or such other stock as shall be substituted therefor.

     2.7  "Corporation" means Environmental Tectonics
Corporation, a Pennsylvania corporation.

     2.8  "Effective Date" means the date specified in Section
10.1.

     2.9 "Employee" means any common law employee of the Corporation or a Subsidiary who is considered to be a "key
<PAGE A3> employee" and regularly works on a substantially full-
time basis, as determined by the Committee from time to time.

     2.10  "Exchange Act" means the Securities Exchange Act of
1934, as amended and as the same may hereafter be amended, and the regulations promulgated thereunder.

     2.11 "Exercise Price" means the price per share applicable to an Option, as determined pursuant to Section 5.1.

     2.12 "Incentive Stock Option" means a Stock Option intended to satisfy the requirements of Code Section 422(b).

     2.13 "Nonqualified Stock Option" means a Stock Option other than an Incentive Stock Option.

     2.14  "Optionee" means a Participant who is awarded a Stock
Option pursuant to the provisions of the Plan. Such term also includes any person holding an Option as a permitted successor or transferee of such a Participant.

     2.15 "Participant" means an Employee selected by the Committee to receive a grant of an Option under the Plan.

     2.16  "Plan" means the Environmental Tectonics Corporation
1998 Stock Option Plan.

     2.17 "Retirement" means termination of employment upon or following the attainment of age 65.

     2.18 "Securities Act" means the Securities Act of 1933, as amended and as the same may hereafter be amended, and the regulations promulgated thereunder.

     2.19 "Stock Option" or "Option" means an award of a right to purchase Common Stock pursuant to the provisions of the Plan.

     2.20 "Subsidiary" means a "subsidiary corporation," as defined in Code Section 424(f), that is a subsidiary of the Corporation or, as the context requires, another corporation.


ARTICLE 3.  ADMINISTRATION OF THE PLAN

     3.1 The Committee. The Plan shall be administered by a committee of the Board composed of two or more members all of whom are (i) "non-employee directors," as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act, and (ii) "outside directors," within the meaning of Code Section 162(m). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.
  <PAGE A4>
     3.2  Powers of the Committee.

          (a) The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, unless otherwise determined by a majority of the disinterested members of the Board. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by a majority of the disinterested members of the Board.

          (b) Subject to the terms, provisions and conditions of the Plan and subject to ratification by a majority of the disinterested members of the Board, the Committee shall have exclusive jurisdiction to:

               (i)  determine and select, based upon the
          recommendation of the Corporation's Chief Executive
          Officer (except as to himself), the Employees to be granted Options (it being understood that more than one
          Option may be granted to the same person);

               (ii)  determine the number of shares of Common
          Stock subject to each Option;

               (iii)  determine the date or dates when the
          Options will be granted, which dates shall not be earlier than the date of Board ratification;

               (iv) determine the Exercise Price of the shares subject to each Option;

               (v) determine the date or dates when each Option may be exercised within the term of the Option specified pursuant to Article 7;

               (vi)  determine whether or not an Option
          constitutes an Incentive Stock Option; and

               (vii)  prescribe the form, which shall be
          consistent with this Plan document, of the Agreement evidencing any Options granted under the Plan.

     3.3 Terms. The grant of an Option under the Plan shall be evidenced by an Agreement and may include any terms and conditions that are not inconsistent with this Plan document, as the Committee may determine.

     3.4 Liability. No member of the Board or the Committee shall be liable for any action or determination made in good
<PAGE A5> faith by the Board or the Committee with respect to the
Plan or any Options granted under the Plan.


ARTICLE 4.  COMMON STOCK SUBJECT TO THE PLAN

     4.1 Common Stock Authorized. The aggregate number of shares of Common Stock for which Options may be granted under the Plan shall not exceed 500,000 shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 9.

     4.2 Shares Available. The capital stock to be issued upon exercise of Options granted under the Plan shall be the Corporation's Common Stock which shall be made available, at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Corporation. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may thereafter be made subject to another Option.


ARTICLE 5.  STOCK OPTIONS

     5.1 Exercise Price. The Exercise Price of a Stock Option shall be, in the case of an Incentive Stock Option, 100 percent of the fair market value of one share of Common Stock on the date the Option is granted, except that the Exercise Price shall be 110 percent of such fair market value in the case of an Incentive Stock Option granted to any individual described in Section 6.2. The Exercise Price of a Stock Option shall be, in the case of a Nonqualified Stock Option, not less than 100 percent of the fair market value of one share of Common Stock on the date the Option is granted. The Exercise Price of an Option shall be subject to adjustment only as provided in Article 9.

     5.2 Limitation on Incentive Stock Options. The aggregate fair market value (determined as of the date an Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year (under the Plan and all other plans maintained by the Corporation and its Subsidiaries) shall not exceed $100,000.

     5.3  Determination of Fair Market Value.

          (a) During such time as Common Stock is not listed on an established stock exchange or exchanges but is listed on the NASDAQ National Market System, the fair market value per share shall be the closing sale price for a share of the Common Stock on the day the Option is granted. If no sale of Common Stock occurs on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred. <PAGE A6>

          (b) During such time as the Common Stock is not listed on an established stock exchange or on the NASDAQ National Market System, the fair market value per share shall be the mean between the closing dealer "bid" and "asked" prices for a share of the Common Stock on the day the Option is granted. If no "bid" and "asked" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

          (c) If the Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be the composite closing price of a share of the Common Stock on such stock exchange or exchanges on the day the Option is granted. If no sale of Common Stock occurs on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred.

          (d) In the event that the Common Stock is not listed on an established stock exchange or traded on the NASDAQ National Market System, and no closing dealer "bid" and "asked" prices are available on the date of a grant, then fair market value shall be the price established by the Committee in good faith.

     5.4 Limitation on Grants. Grants to any Employee under the Plan shall not exceed, in the aggregate, Options to purchase more than 100,000 shares of Common Stock during any period of 12 consecutive months. Such limitation shall be subject to adjustment in the manner described in Article 9.

     5.5 Transferability of Options. Unless otherwise designated by the Committee to the contrary, each Option granted under the Plan shall by its terms be nontransferable by the Optionee (except by will or the laws of descent and distribution), and each Option shall be exercisable during the Optionee's lifetime only by the Optionee, his guardian or his legal representative, or by such other means as the Committee may approve from time to time that is not inconsistent with or contrary to the provisions of applicable law.

     5.6 Beneficiary Designation. An Optionee may, from time to time, designate in writing a beneficiary to exercise his Stock Option(s) after the Optionee's death. Any change in such beneficiary designation shall not become effective unless it is executed by the Optionee and filed with the Secretary of the Corporation prior to his death.

  <PAGE A7>
ARTICLE 6.  ELIGIBILITY

     6.1 Participation. Options shall be granted only to persons who are Employees, as determined by the Committee, based upon the recommendation of the Chief Executive Officer (except as to himself) and ratified by a majority of the disinterested members of the Board.

     6.2 Incentive Stock Option Eligibility Restrictions. Notwithstanding any other provision of the Plan, an individual who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Corporation shall not be eligible for the grant of an Incentive Stock Option, unless the special requirements set forth in Sections 5.1 and 7.1 of the Plan are satisfied. For purposes of this section, in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. "Outstanding stock" shall include all stock actually issued and outstanding immediately before the grant of the Option. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.


ARTICLE 7.  TERM, VESTING AND EXERCISE OF OPTIONS

     7.1  Term and Vesting.

          (a) Each Option granted under the Plan shall terminate on the date determined by the Committee, approved by a majority of the disinterested members of the Board and specified in the relevant Agreement; provided, however, that
     (i) each intended Incentive Stock Option granted to an individual described in Section 6.2 of the Plan shall terminate not later than five years after the date of the grant, (ii) each other intended Incentive Stock Option shall terminate not later than ten years after the date of grant, and (iii) each Option granted under the Plan which is intended to be a Nonqualified Stock Option shall terminate not later than ten years and one month after the date of grant. Each Option granted under the Plan shall be exercisable and shall be subject to forfeiture in accordance with the provisions determined by the Committee in connection with the grant and set forth in the relevant Agreement. An Option may be exercised only during the continuance of the Optionee's employment, except as provided in Article 8.

          (b) In the event the Agreement issued to an Optionee fails to specify a vesting schedule with respect to the
     <PAGE A8> exercisability of the Option granted thereby, such schedule shall be as follows:

           Continuous Employment
           With Corporation and/
          or Subsidiary Following         Percentage of Option
              Date of Grant                   Exercisable

          Less than 1 year                           0
          At least 1 year, but
           less than 2 years                        25
          At least 2 years, but
           less than 3 years                        50
          At least 3 years, but
           less than 4 years                        75
          At least 4 years                         100

     For purposes of this vesting schedule and any vesting schedule described or set forth in an Agreement, continuous employment shall be deemed to have terminated if an Optionee ceases to work on a substantially full-time basis, as determined from time to time by the Committee. The Committee may, subject to such conditions as it may specify, treat approved temporary leaves of absence as not constituting a termination of employment for Plan purposes.

          (c) Notwithstanding any vesting provision herein or in an Agreement to the contrary, an Optionee shall be deemed
     100% vested in all of his Options upon termination of employment under a circumstance described in Section 8.1 or 8.2.

     7.2  Exercise.

          (a) A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares of Common Stock he has elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise tender, in cash, the full Exercise Price of the shares to be purchased.

          (b) A person holding more than one Option at any relevant time may elect to exercise such Options in any order.

          (c) At the request of a Participant and to the extent permitted by applicable law, the Corporation may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Corporation the Exercise Price of the Stock Option being exercised (and any required withholding taxes), and the Corporation, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm. <PAGE A9>

     7.3 Forfeiture for Cause. If an event of Cause occurs with respect to an Optionee, all unexercised Options (vested and nonvested) held by him (or any person claiming under or through him) shall be forfeited immediately.


ARTICLE 8.  TERMINATION OF EMPLOYMENT

     8.1 Retirement. Except as otherwise provided in Section 8.5, in the event of an Optionee's Retirement, his Options shall lapse at the earlier of (i) the expiration of the Options' respective terms, or (ii) (A) in the case of an Incentive Stock Option, three months following the date of Retirement, and (B) in the case of a Nonqualified Stock Option, at the discretion of the Committee and as specified in the relevant Agreement, up to 24 months following the date of Retirement.

     8.2 Death or Disability. In the event of an Optionee's termination of employment due to death or "disability," as defined in Code Section 72(m)(7), his Options may be exercised shall lapse at the earlier of (i) the expiration of each Option's respective term, or (ii) six months after termination due to such cause.

     8.3  Other Termination.  Except as otherwise provided in
Section 8.4, in the event of termination of an Optionee's employment for any reason other than is described in Section 8.1 or 8.2, all Options (vested and unvested) shall lapse as of the date of termination.

     8.4  Special Termination Provisions.

          (a) Notwithstanding anything herein to the contrary, the Committee may, in its discretion and subject to the approval of a majority of the disinterested members of the Board, waive any vesting provisions applicable to an Option held by a terminated Optionee who has not satisfied the same prior to termination. Any such waiver may be made with retroactive effect, provided it is made within 60 days following the Optionee's termination of employment.

          (b) Notwithstanding anything herein to the contrary, the Committee may, in its discretion and subject to the approval of a majority of the disinterested members of the Board, waive the lapse provisions otherwise applicable to a vested Option and permit the exercise thereof until a date which is no later than the earlier of (i) the expiration of the term of such Option, or (ii) one year following the date of termination of the Optionee's employment.

     8.5 Transfer of Employee, Etc. An Employee's employment shall not be deemed to be terminated, for purposes of the Plan, if he is transferred between or among the Corporation and any of its Subsidiaries, nor shall termination of employment be deemed to have taken place solely by reason of the occurrence of a
<PAGE A10> transaction pursuant to which any entity acquires all or substantially all of the Corporation's assets by operation of law or otherwise, provided the employment relationship continues with the acquiror or a company affiliated with the acquiror.


ARTICLE 9.  ADJUSTMENT PROVISIONS

     9.1  Share and Exercise Price Adjustments.

          (a) In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend or split, then there shall be substituted for or added to each share of Common Stock which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended, as to Exercise Price and other terms, as may be necessary to reflect the foregoing events.

          (b) If there shall be any other change in the number or kind of the outstanding shares of the Common Stock, or of any stock or other securities in which such stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

          (c) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     9.2  Corporate Changes.  Notwithstanding the provisions of
Section 9.1, a dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option or substitute its own options. <PAGE A11>

     9.3 Fractional Shares. Fractional shares resulting from any adjustment in Options pursuant to this article may be settled as a majority of the disinterested members of the Board shall determine.

     9.4 Binding Determination. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by a majority of the disinterested members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Option which shall have been so adjusted.


ARTICLE 10.  GENERAL PROVISIONS

     10.1  Effective Date.  The Plan shall become effective on
August 1, 1998, provided that any grant of Options is subject to the approval of the Plan by the shareholders of the Corporation within 12 months thereafter.

     10.2 Termination of the Plan. Unless sooner terminated by the Board, the Plan shall terminate on, and no Options shall be granted after, the tenth anniversary of its Effective Date.

     10.3  Limitation on Termination, Amendment, Modification or
Suspension of Plan.

          (a) The Board may at any time terminate, amend, modify or suspend the Plan; provided, however, that no amendment or modification shall be made solely by the Board if it is also required to be approved by the Corporation's shareholders under any applicable securities or corporate law.

          (b)  Except as otherwise provided herein, no
     termination, amendment, modification or suspension of the Plan shall in any manner adversely affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

     10.4 No Right to Employment. Neither anything contained in this Plan document, nor the grant of any Option hereunder, shall confer upon any Optionee the right to continue in the employ of the Corporation or of any Subsidiary or limit in any respect the right of the Corporation or of any Subsidiary to terminate the Optionee's employment at any time and for any reason.

     10.5 No Right to Grant of Options. Nothing in this Plan document shall be construed as requiring that an Option be granted to any particular individual, regardless of such individual's position with the Corporation or any Subsidiary.

     10.6 Withholding Taxes. Subject to the provisions of Subsection (b), the Corporation will require that an Optionee, as
<PAGE A12> a condition of the exercise of an Option (other than an Incentive Stock Option), or any other person or entity receiving Common Stock upon exercise of an Option, pay or reimburse any taxes which the Corporation is required to withhold in connection with the exercise of the Option.

     10.7  Listing and Registration of Shares.

          (a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time a majority of the disinterested members of the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to a majority of the disinterested members of the Board.

          (b) If a registration statement under the Securities Act with respect to the shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the shares, the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he is acquiring the shares for his own account for investment and not with a view to their distribution. The Corporation may place upon any stock certificate for shares issuable upon exercise of such Option the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act or other applicable law:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED.

     10.8 Number. Any words used herein in the singular shall be construed as used in the plural, as appropriate in the relevant context, and vice versa.

     10.9 Gender. Any pronoun used herein shall be deemed a reference to all genders, as appropriate in the relevant context.

     10.10 Governing Law. Except to the extent preempted by federal law, this Plan document shall be construed, administered
<PAGE A13> and enforced in accordance with the domestic internal law of the Commonwealth of Pennsylvania.
  PAGE A14

               ENVIRONMENTAL TECTONICS CORPORATION
         ANNUAL MEETING TO BE HELD ON SEPTEMBER 30, 1998
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Pete L. Stephens and Philip L. Wagner, or either of them, with full power of substitution, as the undersigned's proxies to vote at the Annual Meeting of Shareholders called for September 30, 1998 and at any adjournments thereof:

     1. Election of Directors by holders of Common Stock and Convertible Series A Preferred Stock:

          [ ] For all nominees listed below (except as marked to the contrary) or

          [  ] Withhold the vote for all nominees.

Instruction: To withhold authority to vote for any individual nominee, strike out his name below:

     Richard E. McAdams, William F. Mitchell, Pete L. Stephens,
     Philip L. Wagner

     2.   Election of Director by holders of Convertible Series A
Preferred Stock:

          [  ] For Craig MacNab or

          [  ] Withhold the vote for Craig MacNab.

     3.   To approve the 1998 Stock Option Plan.

          [  ] FOR

          [  ] AGAINST

          [  ] ABSTAIN

     4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy, when property executed, will be voted in the manner designated herein by the undersigned shareholder. In the absence of designation, this Proxy will be voted "FOR" the election of all of the Board of Directors' nominees as directors and "FOR" the 1998 Stock Option Plan.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal.

Dated:________________, 1998  _____________________________(SEAL)
                              Shareholder's signature

                              _____________________________(SEAL)
                              Shareholder's signature

                              Please sign exactly as name appears
                              herein.  When signing as attorney,
                              executor, administrator, trustee,
                              guardian, etc., please give full
                              title as such.

                              [  ] I plan to attend the Annual
                                   Meeting on September 30, 1998.